                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign; (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,
33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the
1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 and 1997 Employee Stock
Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as Amended and Restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Hourly 401(K) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1997; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of January, 1998.

                                                 /s/  ROBERT CARSWELL
                                          --------------------------------------
                                                     Robert Carswell

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign; (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,
33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the
1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 and 1997 Employee Stock
Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as Amended and Restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Hourly 401(K) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1997; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of January, 1998.

                                                  /s/  A. D. CORRELL
                                          --------------------------------------
                                                      A. D. Correll

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign; (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,
33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the
1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 and 1997 Employee Stock
Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as Amended and Restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Hourly 401(K) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1997; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of January, 1998.

                                                   /s/  JANE EVANS
                                          --------------------------------------
                                                        Jane Evans

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign; (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,
33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the
1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 and 1997 Employee Stock
Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as Amended and Restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Hourly 401(K) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1997; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of January, 1998.

                                                 /s/  DONALD V. FITES
                                          --------------------------------------
                                                     Donald V. Fites

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign; (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,
33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the
1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 and 1997 Employee Stock
Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as Amended and Restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Hourly 401(K) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1997; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of January, 1998.

                                             /s/  HARVEY C. FRUEHAUF, JR.
                                          --------------------------------------
                                                 Harvey C. Fruehauf, Jr.

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign; (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,
33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the
1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 and 1997 Employee Stock
Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as Amended and Restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Hourly 401(K) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1997; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of January, 1998.

                                               /s/  RICHARD V. GIORDANO
                                          --------------------------------------
                                                   Richard V. Giordano

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign; (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,
33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the
1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 and 1997 Employee Stock
Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as Amended and Restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Hourly 401(K) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1997; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of January, 1998.

                                                 /s/  DAVID R. GOODE
                                          --------------------------------------
                                                      David R. Goode

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign; (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,
33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the
1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 and 1997 Employee Stock
Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as Amended and Restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Hourly 401(K) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1997; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of January, 1998.

                                              /s/  T. MARSHALL HAHN, JR.
                                          --------------------------------------
                                                  T. Marshall Hahn, Jr.

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign; (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,
33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the
1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 and 1997 Employee Stock
Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as Amended and Restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Hourly 401(K) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1997; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of January, 1998.

                                               /s/  M. DOUGLAS IVESTER
                                          --------------------------------------
                                                    M. Douglas Ivester

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign; (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,
33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the
1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 and 1997 Employee Stock
Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as Amended and Restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Hourly 401(K) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1997; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of January, 1998.

                                                 /s/  FRANCIS JUNGERS
                                          --------------------------------------
                                                     Francis Jungers

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign; (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,
33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the
1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 and 1997 Employee Stock
Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as Amended and Restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Hourly 401(K) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1997; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of January, 1998.

                                                /s/  LOUIS W. SULLIVAN
                                          --------------------------------------
                                                    Louis W. Sullivan

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign; (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,
33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the
1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 and 1997 Employee Stock
Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as Amended and Restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Hourly 401(K) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1997; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of January, 1998.

                                                /s/  JAMES B. WILLIAMS
                                          --------------------------------------
                                                    James B. Williams

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign; (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,
33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the
1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 and 1997 Employee Stock
Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994 Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value Incentive Plan, as Amended and Restated, Georgia-Pacific Corporation/Georgia-Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and Capital Growth Plan, Georgia-Pacific Hourly 401(K) Savings Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1997; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 10th day of August, 1998.

                                                /s/  JAMES S. BALLOUN
                                          --------------------------------------
                                                     James S. Balloun